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                                                                    EXHIBIT 99.3

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-3 No. 333-62044) and related Prospectus and Prospectus Supplement of Flowserve Corporation of our report with respect to the combined financial statements of Invensys Flow Control filed as exhibit 99.3 to this Current Report (Form 8-K) and to the reference to our Firm under the caption "Experts" in such Prospectus Supplement.


                                               /s/ ERNST & YOUNG LLP
London, England
April 3, 2002